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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

        Date of Report (date of earliest event reported): AUGUST 11, 2006

                            DISCOVERY HOLDING COMPANY
             (Exact name of registrant as specified in its charter)


            DELAWARE                    000-51205             20-2471174
(State or other jurisdiction of        (Commission           (I.R.S. Employer
 incorporation or organization)        File Number)         Identification No.)


                               12300 LIBERTY BLVD.
                            ENGLEWOOD, COLORADO 80112
              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (720) 875-4000

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On August 11, 2006, Discovery Holding Company (the "Company") issued a press release (the "Press Release") setting forth information, including financial information regarding certain of its privately held assets, which supplements the financial statements and related Management's Discussion and Analysis of Financial Condition and Results of Operations contained in the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2006, which was filed with the Securities and Exchange Commission (the "SEC") on August 11, 2006. The information included in the Press Release is not meant to serve as a release of financial results of the Company.

This Form 8-K and the Press Release attached hereto as Exhibit 99.1, insofar as they disclose historical information regarding the Company's results of operations or financial condition for the quarter ended June 30, 2006, are being furnished to the SEC under Item 2.02 of Form 8-K.

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 11, 2006

                                     DISCOVERY HOLDING COMPANY

                                     By: /s/ Charles Y. Tanabe
                                         -------------------------------------
                                         Name:  Charles Y. Tanabe
                                         Title: Senior Vice President
                                                  and General Counsel